UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

June 16, 2006

NETWORK CN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2102 Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

(852) 2833-2186

Registrant's Telephone Number, Including Area Code

Teda Travel Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Disposition of Assets

On June 20, 2006, Network CN, Inc. (Formerly known as Teda Travel Group Inc.) (the "Company") filed a Current Report on Form 8-K reporting that on June 16, 2006 it completed the acquisition of a majority interest of Guangdong Tianma International Travel Co., Ltd. (“Tianma”), a travel agency headquartered in the Guangdong province of the Peoples’ Republic of China (PRC) from Mr. Youwei Zheng, pursuant to an agreement dated May 30, 2006. As part of the 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Amendment No. 1 to the Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.

The description of the acquisition of Tianma contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Stock Transfer Agreement dated as of June 16, 2006, by and among NCN Management Services Limited, a subsidiary of Network CN, Inc. and Mr. Youwei Zheng, which was filed as Exhibit 10.9 to the Registration Statement on Form SB-2 filed with the SEC on July 31, 2006, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired.

Audited financial statements of Guangdong Tianma International Travel Co., Ltd. for the years ended December 31, 2005 and 2004, including the notes thereto.

(b)	Pro forma financial information.

Unaudited pro forma condensed combined statement of operations of Network CN, Inc. for the six months ended June 30, 2006, and the year ended December 31, 2005 and unaudited pro forma consolidated balance sheet as of December 31, 2005.

(c) Not applicable
(d) Exhibits

10.1*	Stock Transfer Agreement as of June 16, 2006

23.1	Consent of Jimmy C.H. Cheung & Co., Certified Public Accountants

99.1	Audited financial statements of Guangdong Tianma International Travel Co., Ltd. for the years ended December 31, 2005 and 2004.

99.2

Unaudited pro forma condensed combined statement of operations of Network CN, Inc. for the six months ended June 30, 2006, and the year ended December 31, 2005 and unaudited pro forma consolidated balance sheet as of December 31, 2005.

* Filed previously

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

TEDA TRAVEL GROUP, INC.

Date: August 28, 2006	By:	/s/ Daley Mok
Daley Mok
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1*	Stock Transfer Agreement as of June 16, 2006

23.1	Consent of Jimmy C.H. Cheung & Co., Certified Public Accountants

99.1	Audited financial statements of Guangdong Tianma International Travel Co., Ltd. for the years ended December 31, 2005 and 2004.

99.2

Unaudited pro forma condensed combined statement of operations of Network CN, Inc. for the six months ended June 30, 2006, and the year ended December 31, 2005 and unaudited pro forma consolidated balance sheet as of December 31, 2005.

*	Filed previously